UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2010

iGambit, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of Other Jurisdiction of Incorporation)

000-53862 (Commission File Number)	11-3363609 (I.R.S. Employer Identification No.)

1600 Calebs Path Extension, Suite 114 Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)
(631) 780-7055
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           On October 26, 2010, the Audit Committee of the Board of Directors of iGambit, Inc. (the “Company”), upon the recommendation of management, concluded that our previously issued financial statements contained in the Company’s: (i) Annual Report on Form 10-K for the year ended December 31, 2009, filed June 15, 2010, and subsequently amended by the Annual Report on Form 10-K/A (Amendment No. 1), filed on September 13, 2010; (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed June 17, 2010, and subsequently amended by the Quarterly Report on Form 10-Q/A (Amendment No. 1) filed September 13, 2010; (iii) Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, filed on August 16, 2010; and (iv) Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed November 22, 2010, should no longer be relied upon for the following reasons:

*
For the year ended December 31, 2009, the Company determined that a schedule M-1 deduction for payments of deferred compensation was not claimed on the 2009 corporate tax return, resulting in an overstated income tax accrual aggregating $107,559.  The December 31, 2009 Form 10-K/A (Amendment No. 1) properly reflects this item. The net impact on this item increased net income by $107,559. This item also increased prepaid expenses for the overpaid taxes by $107,559 for the three months ended March 31, 2010, and for the six months ended June 30, 2010.  The Company also determined that its reporting of the Gotham acquisition resulted in an overstatement of goodwill and additional paid-in capital of $73,974.  The net impact of this item decreased goodwill and additional paid-in capital by $73,974. The March 31, 2010, and June 30, 2010, goodwill and additional paid-in capital balances were restated accordingly.

*
For the year ended December 31, 2009, the Company determined that compensation expense for 2,250,000 stock warrants granted on May 26, 2009, was overstated as a result of overvaluing the warrants.  The December 31, 2009, Form 10-K/A (Amendment No. 1) properly reflects this item. The net impact on this item increased net income and decreased additional paid-in capital by $51,970.

*
The Company determined that payment for unpaid compensation was incorrectly classified as a financing activity.  The December 31, 2009, and September 30, 2009, statements of cash flows were restated to reflect the proper classification of the payment for unpaid compensation as an operating activity.  The Company determined that part of the cash received from discontinued operations of Digi-Data classified as operating activities should have been classified as investing activities.

*
The December 31, 2009, and 2008, and the June 30, 2010, and 2009, statements of cash flows were restated to reflect the proper classification of cash received from discontinued operations of Digi-Data.

Management and the Audit Committee discussed this determination and the contents of this filing with Michael F. Albanese, CPA, the Company's independent registered public accounting firm.

The Company will file an Annual Report on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2009, Quarterly Report on Form 10-Q/A (Amendment No. 2) for the quarter ended March 31, 2010, Quarterly Report on Form 10-Q/A (Amendment No. 1) for the quarter ended June 30, 2010, and Quarterly Report on Form 10-Q/A (Amendment No. 1) for the quarter ended September 30, 2010, to reflect the foregoing restatements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:           February 22, 2011                                                                           iGAMBIT, INC.

By:                /s/     John Salerno
John Salerno
Chief Executive Officer